Item 1. Report to Shareholders

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
December 31, 2003

Certified Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

As of 12/31/03

Lipper Science & Technology Funds Index   $24,240
Science & Technology Fund   $20,822
S&P 500 Stock Index   $28,563

                                    S&P              Lipper
                                    500           Science &           Science &
                                  Stock          Technology          Technology
                                  Index         Funds Index                Fund


12/93                   $        10,000     $        10,000     $        10,000

12/94                            10,132              10,935              11,579

12/95                            13,940              15,150              18,009

12/96                            17,140              17,714              20,571

12/97                            22,859              19,102              20,923

12/98                            29,392              28,068              29,784

12/99                            35,576              60,043              59,863

12/00                            32,337              41,866              39,396

12/01                            28,493              27,328              23,170

12/02                            22,196              16,019              13,767

12/03                            28,563              24,240              20,822


Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------
                                                               Since  Inception
Periods Ended 12/31/03          1 Year  5 Years  10 Years  Inception       Date

Science & Technology Fund       51.25%   -6.91%     7.61%      -          -

S&P 500 Stock Index             28.68    -0.57     11.07       -          -

Lipper Science &
Technology Funds Index          51.31    -2.89      9.26       -          -

Science & Technology
Fund-Advisor Class              51.37     -         -        -26.69%   3/31/00

S&P 500 Stock Index             28.68     -         -         -6.25*      -

Lipper Science & Technology
Funds Index                     51.31     -         -        -25.48*      -

*  Benchmark since-inception data are for the time period 3/31/00-12/31/03.

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Dear Shareholder,

We are pleased to report that the fund posted an excellent return of 51.25% during the 12 months ended December 31, 2003, far surpassing the unmanaged S&P 500 Stock Index and performing in line with the Lipper Science & Technology Funds Index, which measures similarly managed funds. Science and technology stocks enjoyed solid gains following three years of steep losses, and the fund benefited from good stock selection in the software industry.

As you know, the fund seeks to provide long-term growth of capital by investing primarily in companies expected to benefit from the development, advancement, and use of science and technology. The fund focuses on small- to large-capitalization companies in these fields and employs a growth approach to investing based on a company's prospects for above-average earnings.

[Graphic Omitted]

Major Index Returns
--------------------------------------------------------------------------------
Period Ended 12/31/03
                                   12-Month Return

S&P 500 Stock Index                          28.7%

S&P MidCap 400 Index                         35.6%

Russell 2000 Index                           47.3%

Nasdaq Composite                             50.0%


The Major Index Returns chart shows how various domestic equities indices performed over the fund's fiscal year. As you can see, the Nasdaq Composite with its high component of technology stocks outpaced the S&P 500 Stock Index over the 12-month period, and both mid- and small-cap stocks outperformed larger-cap shares.

The Industry Diversification table reflects the percentage of net assets that were invested in various sectors at year-end. The fund's major allocations were to software stocks, with significant percentages invested in components, hardware, and e-commerce shares.


Industry Diversification
--------------------------------------------------------------------------------
                                         Percent of Net Assets
Periods Ended                            12/31/02      12/31/03
--------------------------------------------------------------------------------
Software                                    27.3%         30.1%

Components                                  16.1          16.5

Hardware                                    13.3          12.6

E-Commerce                                  13.8          10.6

Communication Equipment                     10.4           9.1


Note: For comparison purposes, we have restated the historical weightings to incorporate changes made to the sector and industry classification system.


The Best and Worst Contributors table shows the stocks that contributed most to fund results throughout the year. Cisco Systems and VERITAS Software were among the leading positive contributors to performance, while poorly performing Concord EFS and Internet Security Systems were the major laggards. We eliminated both of the latter holdings before the end of the year.


Best and Worst Contributors
--------------------------------------------------------------------------------
12 Months Ended 12/31/03

Best Contributors
--------------------------------------------------------------------------------
Cisco Systems

VERITAS Software

Analog Devices

Applied Materials

Maxim Integrated Products
--------------------------------------------------------------------------------

Worst Contributors
--------------------------------------------------------------------------------
Concord EFS **

Internet Security Systems **

Schering-Plough **

KT Corp. **

MedImmune
--------------------------------------------------------------------------------

 ** Position eliminated

Finally, I'm sure you are aware that mutual fund companies have recently come under scrutiny for their trading policies. The investigations have led to allegations that executives of several mutual fund companies permitted or engaged in improper mutual fund trading. In addition, certain intermediaries that process fund transactions are alleged to have assisted some investors in executing improper mutual fund trades. I want T. Rowe Price shareholders to know that we emphatically condemn the abuses that have been revealed or alleged against other firms in our industry. Our firm has not entered and will not enter into any agreements with any investors or intermediaries that authorize after-hours trading or excessive short-term trading in any of our funds. T. Rowe Price investors can be assured that our firm unequivocally opposes illegal or inappropriate trading of any nature and has policies and procedures in place designed to protect the best interests of our long-term shareholders. No T. Rowe Price executives or portfolio managers or investment personnel of the T. Rowe Price mutual funds have engaged in any inappropriate trading of T. Rowe Price mutual funds. You may find out more about our trading policies and the steps we take to protect your interests by visiting our Web site (troweprice.com). These policies are also spelled out in your fund's prospectus.

Thank you for your continued support.

Respectfully submitted,

James S. Riepe
Chairman
January 16, 2004

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------
Science & Technology class
                               Year
                              Ended
                           12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
NET ASSET VALUE

Beginning of period       $  12.43   $  20.92   $  35.57   $  63.71   $  37.67

Investment activities
  Net investment
  income (loss)              (0.11)     (0.14)     (0.18)     (0.29)     (0.09)

  Net realized and
  unrealized gain (loss)      6.48      (8.35)    (14.47)    (20.57)     36.85

  Total from
  investment activities       6.37      (8.49)    (14.65)    (20.86)     36.76

Distributions
  Net realized gain               -          -          -     (7.28)    (10.72)

NET ASSET VALUE

End of period             $  18.80   $  12.43   $  20.92   $  35.57   $  63.71
                          -----------------------------------------------------

Ratios/Supplemental Data

Total return^                51.25%    (40.58)%   (41.19)%   (34.19)%   100.99%

Ratio of total expenses
to average net assets         1.09%       1.11%      1.00%      0.86%     0.87%

Ratio of net investment
income (loss) to average
net assets                  (0.73)%     (0.87)%    (0.73)%    (0.55)%   (0.26)%

Portfolio turnover rate       47.8%       60.8%     143.6%     134.1%    128.0%

Net assets, end of period
(in millions)             $   4,380   $   2,839  $   5,209  $   8,892 $  12,271

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------
Advisor Class
                                      Year                             3/31/00
                                     Ended                             Through
                                  12/31/03    12/31/02    12/31/01    12/31/00
NET ASSET VALUE

Beginning of period              $  12.42    $   20.90   $   35.54   $  71.08

Investment activities

  Net investment income (loss)      (0.13)       (0.12)      (0.17)     (0.13)

  Net realized and
  unrealized gain (loss)             6.51        (8.36)     (14.47)    (28.13)

  Total from
  investment activities              6.38        (8.48)     (14.64)    (28.26)

Distributions

  Net realized gain                      -           -           -      (7.28)

NET ASSET VALUE

End of period                    $  18.80    $   12.42   $   20.90   $  35.54
                                 --------------------------------------------

Ratios/Supplemental Data

Total return^                       51.37%     (40.57)%    (41.19)%    (41.06)%

Ratio of total expenses to
average net assets                   1.05%        1.08%       0.99%       1.09%!

Ratio of net investment
income (loss) to average
net assets                         (0.69)%      (0.83)%     (0.71)%       0.80%!

Portfolio turnover rate              47.8%        60.8%      143.6%      134.1%!

Net assets, end of period
(in thousands)                   $ 656,154    $ 346,768   $ 554,665   $ 829,024

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!  Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report                                        December 31, 2003


Portfolio of Investments (ss.)                               Shares        Value
--------------------------------------------------------------------------------
                                                                        ($ 000s)
COMMON STOCKS AND WARRANTS  98.6%

COMMUNICATIONS EQUIPMENT   8.0%

Wireless Equipment   3.0%

Nokia ADR                                                 4,500,000       76,500

QUALCOMM                                                  1,400,000       75,502

                                                                         152,002

Wireline Equipment   5.0%

CIENA *                                                   2,000,000       13,280

Cisco Systems *                                           9,750,000      236,827

                                                                         250,107

Total Communications Equipment                                           402,109


COMMUNICATION SERVICES   0.8%

Wireless Services   0.8%

Vodafone ADR                                              1,500,000       37,560

Total Communication Services                                              37,560


COMPONENT PROCESSING EQUIPMENT   5.8%

Semiconductor Processing Equipment   5.8%

Applied Materials *                                       4,750,000      106,638

ASML Holding ADS *                                        1,000,000       20,050

Cabot Microelectronics *                                    350,000       17,150

KLA-Tencor *                                              1,200,000       70,404

Novellus Systems *                                        1,900,000       79,895

Total Component Processing Equipment                                     294,137


COMPONENTS   16.2%

Analog Semiconductors   7.1%

Analog Devices                                            3,200,000      146,080

Intersil Holding, Class A                                 1,200,000       29,820

Linear Technology                                           750,000       31,552

Maxim Integrated Products                                 3,000,000      149,400

                                                                         356,852

Digital Semiconductors   8.9%

Altera *                                                    900,000       20,430

Intel                                                     1,750,000       56,350

Marvell Technology Group *                                  500,000       18,965

Microchip Technology                                      2,500,000       83,400

Samsung Electronics (KRW)                                   150,000       56,777

Taiwan Semiconductor Manufacturing,
Warrants, 8/16/05*                                       25,000,000       46,726

Texas Instruments                                         3,000,000       88,140

Xilinx *                                                  2,000,000       77,480

                                                                         448,268


Optical Components   0.2%

Agere Systems, Class A*                                   4,000,000       12,200

                                                                          12,200

Total Components                                                         817,320


E-COMMERCE   10.6%

E-Commerce   10.6%

Accenture, Class A *                                      2,250,000       59,220

Certegy                                                   1,300,000       42,640

DST Systems *                                               700,000       29,232

e-Bay *                                                     800,000       51,672

First Data                                                2,750,000      112,997

Fiserv *                                                  2,400,000       94,824

Paychex                                                   1,100,000       40,920

SunGard Data Systems *                                    1,200,000       33,252

VeriSign *                                                4,100,000       66,830

Total E-Commerce                                                         531,587


HARDWARE   12.2%

Contract Manufacturing   1.0%

Flextronics *                                             2,000,000       29,680

Sanmina-SCI *                                             1,500,000       18,915

                                                                          48,595

Hardware   0.3%

CDW                                                         300,000       17,328

                                                                          17,328

Peripherals   3.4%

Lexmark International, Class A *                            800,000       62,912

Network Appliance *                                         550,000       11,291

QLogic *                                                  1,250,000       64,500

Seagate Technology                                        1,750,000       33,075

                                                                         171,778

Systems   7.5%

Dell *                                                    6,250,000      212,250

Hewlett-Packard                                           4,000,000       91,880

IBM                                                         800,000       74,144

                                                                         378,274

Total Hardware                                                           615,975


LIFE SCIENCES & HEALTH CARE   3.1%

Biotechnology   1.3%

Cephalon *                                                  500,000       24,205

Genentech *                                                 150,000       14,036

MedImmune *                                               1,000,000       25,400

                                                                          63,641

Medical Devices   0.8%

Johnson & Johnson                                           750,000       38,745

                                                                          38,745

Pharmaceuticals   1.0%

Bristol-Myers Squibb                                        700,000       20,020

Eli Lilly                                                   200,000       14,066

Pfizer                                                      500,000       17,665

                                                                          51,751

Total Life Sciences & Health Care                                        154,137


MEDIA   7.5%

Media   7.5%

Clear Channel Communications                              1,200,000       56,196

Comcast, Class A *                                        1,500,000       46,920

EchoStar Communications, Class A *                        1,100,000       37,400

InterActiveCorp *                                         1,200,000       40,716

Time Warner *                                             3,125,000       56,219

Univision Communications, Class A *                         200,000        7,938

Viacom, Class B                                           1,500,000       66,570

Yahoo! *                                                  1,500,000       67,755

Total Media                                                              379,714

SOFTWARE   29.7%

Consumer and Multimedia Software   5.1%

Adobe Systems                                             3,100,000      121,830

Electronic Arts *                                           300,000       14,334

Intuit *                                                  2,250,000      119,048

                                                                         255,212

Enterprise Software   22.4%

Informatica *                                             2,300,000       23,690

Mercury Interactive *                                     3,000,000      145,920

Microsoft                                                17,000,000      468,180

Network Associates *                                      3,500,000       52,640

Oracle *                                                  8,000,000      105,600

Red Hat *                                                 3,500,000       65,695

SAP (EUR)                                                   300,000       50,329

SAP ADR                                                     600,000       24,936

Siebel Systems *                                          4,250,000       58,947

Symantec *                                                1,300,000       45,045

VERITAS Software *                                        2,400,000       89,184

                                                                       1,130,166


Technical Software   2.2%

Cadence Design Systems *                                  3,250,000       58,435

Synopsys *                                                1,500,000       50,640

                                                                         109,075

Total Software                                                         1,494,453

Total Miscellaneous Common Stock 4.7%                                    238,796

Total Common Stocks and Warrants (Cost $4,549,416)                     4,965,788

CONVERTIBLE PREFERRED STOCKS   0.0%

idealab!, Series D*!!@                                    1,000,000        1,000

Total Convertible Preferred Stocks (Cost $100,000)                         1,000

SHORT-TERM INVESTMENTS   1.4%

Money Market Fund   1.4%

T. Rowe Price Government Reserve
Investment Fund, 0.94% #!                                68,823,540       68,824

Total Short-Term Investments (Cost $68,824)                               68,824

Total Investments in Securities

100.0% of Net Assets (Cost $4,718,239)                                $5,035,612
                                                                      ----------

  (ss.)  Denominated in U.S. dollar unless otherwise noted

      #  Seven-day yield

      *  Non-income producing

      !  Affiliated company - See Note 2.

     !! Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $1,000 and represents 0.0% of net assets

      @  Security valued by the Fund's Board of Directors

    ADR  American Depository Receipts

    ADS  American Depository Shares

    EUR  Euro

    KRW  South Korean won

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report                                        December 31, 2003

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
($ 000s)

Assets

Investments in securities, at value

  Affiliated companies (cost $68,824)                              $     68,824

  Other companies (cost $4,649,415)                                   4,966,788

Total investments in securities                                       5,035,612

Other assets                                                             40,488

Total assets                                                          5,076,100

Liabilities

Total liabilities                                                        40,117

NET ASSETS                                                         $  5,035,983
                                                                   ------------

Net Assets Consist of:

Undistributed net realized gain (loss)                               (6,267,979)

Net unrealized gain (loss)                                              317,373

Paid-in-capital applicable to 267,905,384 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      10,986,589

NET ASSETS                                                         $  5,035,983
                                                                   ------------

NET ASSET VALUE PER SHARE

Science & Technology class
($4,379,829,083/233,008,157 shares outstanding)                    $      18.80
                                                                   ------------

Science & Technology - Advisor Class
($656,154,226/34,897,227 shares outstanding)                       $      18.80
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/03
Investment Income (Loss)

Income
  Dividend                                                          $    14,809

  Securities lending                                                         62

  Total income                                                           14,871

Expenses
  Investment management                                                  27,233

  Shareholder servicing
    Science & Technology class                                           13,338

    Advisor Class                                                           498

  Distribution and service (12b-1) - Advisor Class                        1,241

  Legal and audit                                                           901

  Prospectus and shareholder reports
    Science & Technology class                                              746

    Advisor Class                                                             1

  Custody and accounting                                                    259

  Registration                                                               85

  Directors                                                                  28

  Miscellaneous                                                              49

  Total expenses                                                         44,379

  Expenses paid indirectly                                                   (1)

  Net expenses                                                           44,378

Net investment income (loss)                                            (29,507)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                            (42,628)

  Foreign currency transactions                                            (112)

Net realized gain (loss)                                                (42,740)

Change in net unrealized gain (loss) on securities                    1,760,368

Net realized and unrealized gain (loss)                               1,717,628

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $ 1,688,121
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                            Year
                                                           Ended
                                                        12/31/03       12/31/02
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $   (29,507)  $    (35,255)

  Net realized gain (loss)                               (42,740)    (1,528,459)

  Change in net unrealized gain (loss)                 1,760,368       (731,423)

  Increase (decrease) in net assets from operations    1,688,121     (2,295,137)

Capital share transactions *
  Shares sold
    Science and Technology class                       1,012,841      1,060,383

    Advisor Class                                        146,751         66,815

  Shares redeemed
    Science and Technology class                        (952,995)    (1,363,783)

    Advisor Class                                        (44,822)       (45,703)

  Increase (decrease) in net assets from
  capital share transactions                             161,775       (282,288)

Net Assets

Increase (decrease) during period                      1,849,896     (2,577,425)

Beginning of period                                    3,186,087      5,763,512

End of period                                        $ 5,035,983   $  3,186,087
                                                     --------------------------

*Share information
  Shares sold

    Science and Technology class                          66,882         68,692

    Advisor Class                                          9,847          4,386

  Shares redeemed
    Science and Technology class                         (62,360)       (89,235)

    Advisor Class                                         (2,862)        (3,013)

  Increase (decrease) in shares outstanding               11,507        (19,170)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report                                        December 31, 2003

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science and Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: Science and Technology Fund (Science and Technology class), offered since September 30, 1987, and Science and Technology--Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through brokers and other financial intermediaries that are compensated by the class for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the NYSE. Normally, developments that could affect the values of securities that occur between the close of a foreign market and the close of the NYSE will not be reflected in security valuations used by the fund to compute its share price. However, if developments are so significant that they will, in the judgment of the fund, clearly and materially affect security values, such valuations may be adjusted to reflect the estimated fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $328,000 for the year ended December 31, 2003. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are typically declared and paid on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2003, there were no securities on loan.

Affiliated Companies
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities. At December 31, 2003, the fund's investment in the T. Rowe Price Government Reserve Investment Fund was its only affiliated holding and represented 1.4% of the value of the fund's investments in securities.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,003,191,000 and $1,836,677,000, respectively, for the year ended December 31, 2003.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2003. At December 31, 2003, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $       825,190,000

Unrealized depreciation                                           (507,828,000)

Net unrealized appreciation (depreciation)                         317,362,000

Capital loss carryforwards                                      (6,267,968,000)

Paid-in capital                                                 10,986,589,000

Net assets                                                 $     5,035,983,000
                                                           -------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2003, the fund had $4,234,327,000 of capital loss carryforwards that expire in 2009, $1,904,219,000 that expire in 2010, and $129,422,000 that expire in 2011.

For the year ended December 31, 2003, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $        29,507,000

Undistributed net realized gain                                        100,000

Paid-in capital                                                    (29,607,000)

At December 31, 2003, the cost of investments for federal income tax purposes was $4,718,250,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2003, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,806,000.

The Advisor Class is also subject to a contractual expense limitation through December 31, 2003. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. Through December 31, 2005, the class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

For the year ended December 31, 2003, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Science and Technology class. Expenses incurred pursuant to these service agreements totaled $9,684,000 for the year ended December 31, 2003, of which $1,055,000 was payable at period-end.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2003, the fund was charged $25,000 for shareholder servicing costs related to the college savings plans, of which $19,000 was for services provided by Price. At December 31, 2003, approximately 0.1% of the out-standing shares of the Science and Technology class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2003, dividend income from the Reserve Funds totaled $2,385,000.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Report of Independent Auditors
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Science & Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with custodians, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 26, 2004

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

Information on Proxy Voting
--------------------------------------------------------------------------------
A description of the policies and procedures that the T. Rowe Price Science & Technology Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-225-5132. It also appears in the fund's Statement of Additional Information (Form 485B), which can be found on the SEC's Web site, www.sec.gov.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Certified Annual Report

About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Date of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected*                 and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(4/9/38)                      Resources Corp. (5/00 to present), and Pacific
1994                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(9/21/43)                     Client Services, Marsh Inc.; Managing Director and
2003                          Head of International Private Banking, Bankers
                              Trust; Director, Eli Lilly and Company

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners,
(10/21/46)                    Inc., a real estate investment company; Senior
2001                          Advisor and Partner, Blackstone Real Estate
                              Advisors, L.P.; Director, AMLI Residential
                              Properties Trust, Host Marriott Corp., and The
                              Rouse Company

Hubert D. Vos**               Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1988

Paul M. Wythes**              Founding Partner, Sutter Hill Ventures, a
(6/23/33)                     venture capital limited partnership,
1987                          providing equity capital to young high-technology
                              companies throughout the United States; Director, Teltone Corp.

* Each independent director oversees 107 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

** Retired from Board of Directors effective December 31, 2003.

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
 Portfolios Overseen]         and Directorships of Other Public Companies

John H. Laporte, CFA          Director and Vice President, T. Rowe Price Group
(7/26/45)                     Inc.; Vice President, T. Rowe Price
1988
[15]

James S. Riepe                Director and Vice President, T. Rowe Price;
(6/25/43)                     Vice Chairman of the Board, Director, and Vice
1987                          President, T. Rowe Price Group, Inc.; Chairman
[107]                         of the Board and Director, T. Rowe Price
                              Global Asset Management Limited, T. Rowe Price
                              Global Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe
                              Price Services, Inc.; Chairman of the Board,
                              Director, President, and Trust Officer, T. Rowe
                              Price Trust Company; Director, T. Rowe Price
                              International, Inc.; Chairman of the Board,
                              Science & Technology Fund

M. David Testa, CFA, CIC      Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1997                          Board, Chief Investment Officer, Director, and
[107]                         Vice President, T. Rowe Price Group, Inc.;
                              Chairman of the Board and Director, T. Rowe Price
                              International, Inc.; Director, T. Rowe Price
                              Global Asset Management Limited and T. Rowe Price
                              Global Investment Services Limited; Director and
                              Vice President, T. Rowe Price Trust Company

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Kennard W. Allen (7/12/77)              Employee, T. Rowe Price; formerly Equity
Vice President, Science &               Research Intern, Tonge Investment
Technology Fund                         Advisors (to 2000); student, Colby
                                        College (to 2000)

Stephen V. Booth (6/21/61)              Vice President, T. Rowe Price, T. Rowe
Vice President, Science &               Price Group, Inc., and T. Rowe Price
Technology Fund                         Trust Company

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Science & Technology Fund    Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Donald J. Easley, CFA (11/28/71)        Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund


Roger L. Fiery III, CPA (2/10/59)       Vice President, T. Rowe Price, T. Rowe
Vice President, Science &               Price Group, Inc., T. Rowe Price
Technology Fund                         International, Inc., and T. Rowe Price
                                        Trust Company

Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Eric M. Gerster, CFA (3/23/71)          Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Jill L. Hauser (6/23/58)                Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Science &               Price Group, Inc., T. Rowe Price
Technology Fund                         Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement
                                        Plan Services, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Science & Technology Fund    and T. Rowe Price Investment Services,
                                        Inc.

Anh Lu (6/11/68)                        Vice President, T. Rowe Price Group,
Vice President, Science &               Inc., and T. Rowe Price International,
Technology Fund                         Inc.; formerly Business Development
                                        Manager, Microsoft (to 2000); Vice
                                        President, Salomon Smith Barney Hong
                                        Kong (to 2001)

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, Science &               T. Rowe Price Group, Inc.
Technology Fund

Jeffrey Rottinghaus, CPA (2/20/70)      Vice President, T. Rowe Price; formerly
Vice President, Science &               Information Technology Consultant,
Technology Fund                         Kelly-Lewey & Associates (to 1999);
                                        student, The Wharton School, University
                                        of Pennsylvania (to 2001)

Michael F. Sola, CFA (7/21/69)          Vice President, T. Rowe Price and
President, Science & Technology Fund    T. Rowe Price Group, Inc.

Julie L. Waples (5/12/70)               Vice President, T. Rowe Price
Vice President, Science &
Technology Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows: 2003 2002 Audit Fees $18,187 $17,910 Audit-Related Fees 1,084 -- Tax Fees 4,723 4,336 All Other Fees 124 290

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) - (d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $719,000 and $671,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     February 13, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ James S. Riepe
         James S. Riepe
         Principal Executive Officer

Date     February 13, 2004


By       /s/ Joseph A. Carrier
         Joseph A. Carrier
         Principal Financial Officer

Date     February 13, 2004